Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of One Horizon Group, Inc. (the “Company”) on Form 10-Q/A for the period ended March 31, 2013 (the “Report”), I, Mark White, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 29, 2013	/s/ Mark White
Mark White
Chief Executive Officer (Principal Executive Officer)